
EXHIBIT 99.2


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
ASSET QUALITY DETAIL
                                                                     September 30,         September 30,                June 30,
(dollars in thousands)                                                   2005                  2004                      2005
                                                                 ------------------     -----------------          ---------------
LOAN PORTFOLIO:
Originated residential mortgage                                     $       73,232        $      110,078             $     81,345
Home equity                                                                860,472               652,764                  798,461
Acquired residential mortgage                                              433,968               607,637                  489,506
Marine                                                                     423,268               444,510                  426,155
Other                                                                       37,467                47,940                   33,677
                                                                 ------------------     -----------------          ---------------
Total consumer                                                           1,828,407             1,862,929                1,829,144
                                                                 ------------------     -----------------          ---------------
Commercial mortgage                                                        482,219               480,349                  491,768
Residential real estate construction                                       397,438               231,052                  320,918
Commercial real estate construction                                        305,319               267,307                  310,511
Commercial business                                                        653,375               678,629                  671,450
                                                                 ------------------     -----------------          ---------------
Total commercial                                                         1,838,351             1,657,337                1,794,647
                                                                 ------------------     -----------------          ---------------
     Total loans                                                    $    3,666,758        $    3,520,266             $  3,623,791
                                                                 ==================     =================          ===============
NON-PERFORMING ASSETS:
Originated residential mortgage                                     $          776        $        2,059             $        709
Home equity                                                                    187                   122                      105
Acquired residential mortgage                                                6,568                 8,667                    8,449
Other consumer                                                                 167                   166                      146
Commercial mortgage                                                          1,598                     -                    1,598
Residential real estate construction                                             -                   131                        -
Commercial real estate construction                                              -                 2,972                        -
Commercial business                                                         16,237                13,323                   11,525
                                                                 ------------------     -----------------          ---------------
Total non-accrual loans                                                     25,533                27,440                   22,532
Total renegotiated loans                                                         -                     -                        -
                                                                 ------------------     -----------------          ---------------
  Total non-performing loans                                                25,533                27,440                   22,532
Total other assets and real estate owned                                     1,239                 2,000                    1,676
                                                                 ------------------     -----------------          ---------------
  Total non-performing assets                                       $       26,772        $       29,440             $     24,208
                                                                 ==================     =================          ===============
90-DAY DELINQUENCIES:
Originated residential mortgage                                     $        1,815        $        4,604             $      2,557
Home equity                                                                    275                    38                      365
Acquired residential mortgage                                                3,141                 2,701                    2,121
Other consumer                                                                 589                   431                      738
Commercial mortgage                                                              -                   191                        -
Commercial business                                                          1,524                 1,688                    1,288
                                                                 ------------------     -----------------          ---------------
  Total 90-day delinquencies                                        $        7,344        $        9,653             $      7,069
                                                                 ==================     =================          ===============
ASSET QUALITY RATIOS:
Non-performing loans to loans                                                0.70%                 0.78%                    0.62%
Non-performing assets to loans                                               0.73%                 0.84%                    0.67%
Allowance for loan losses to loans                                           1.26%                 1.34%                    1.29%
Net charge-offs in quarter to average loans                                  0.15%                 0.30%                    0.14%
Allowance for loan losses to non-performing loans                          180.35%               171.91%                  206.74%


                                                                    Three Months Ended September 30,                  Three Months
                                                                 ----------------------------------------            Ended June 30,
ANALYSIS OF ALLOWANCE FOR LOAN LOSSES:                                 2005                   2004                        2005
                                                                 ------------------     -----------------          ----------------
Balance at beginning of period                                      $      46,583              $ 47,687              $     45,639
Provision for loan losses                                                     826                 2,107                     2,222
Less loans charged-off, net of recoveries:
  Originated residential mortgage                                             (31)                   16                        72
  Home equity                                                                  (1)                    2                        (1)
  Acquired residential mortgage                                               108                 1,023                        55
  Other consumer                                                              487                   405                       262
  Commercial mortgage                                                           -                     -                         -
  Commercial real estate construction                                           -                   191                       (67)
  Commercial business                                                         797                   986                       957
                                                                 ------------------     -----------------          ----------------
    Net charge-offs                                                         1,360                 2,623                     1,278
                                                                 ------------------     -----------------          ----------------
Balance at end of period                                            $      46,049              $ 47,171              $     46,583
                                                                 ==================     =================          ================


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
                                                                         Three Months Ended                 Nine Months Ended
                                                                            September 30,                     September 30,
                                                                  -------------------------------   -------------------------------
(dollars in thousands, except per share data)                          2005             2004             2005             2004
                                                                  --------------   --------------   --------------   --------------
INTEREST INCOME:
  Loans, including fees                                            $     55,864     $     48,274     $    158,882     $    128,867
  Investment securities                                                  23,065           23,646           71,746           69,051
  Tax-advantaged loans and securities                                       217              323              871              997
  Short-term investments                                                     49               79              156              129
                                                                  --------------   --------------   --------------   --------------
    Total interest income                                                79,195           72,322          231,655          199,044
                                                                  --------------   --------------   --------------   --------------
INTEREST EXPENSE:
  Deposits                                                               13,041            9,595           34,980           27,753
  Short-term borrowings                                                   5,609            2,287           14,901            5,230
  Long-term debt                                                          9,568           10,128           29,721           31,677
                                                                  --------------   --------------   --------------   --------------
    Total interest expense                                               28,218           22,010           79,602           64,660
                                                                  --------------   --------------   --------------   --------------
Net interest income                                                      50,977           50,312          152,053          134,384
  Less provision for loan losses                                            826            2,107            4,623            6,029
                                                                  --------------   --------------   --------------   --------------
Net interest income, after provision for loan losses                     50,151           48,205          147,430          128,355
                                                                  --------------   --------------   --------------   --------------
NON-INTEREST INCOME:
  Service charges on deposit accounts                                    23,870           21,600           64,980           61,183
  Commissions and fees                                                    1,248            1,119            3,772            3,485
  Net gains (losses)                                                        884              464              814           (6,597)
  Other non-interest income                                               4,334            3,802           14,244           10,073
                                                                  --------------   --------------   --------------   --------------
    Total non-interest income                                            30,336           26,985           83,810           68,144
                                                                  --------------   --------------   --------------   --------------
NON-INTEREST EXPENSE:
  Salaries and employee benefits                                         26,715           23,273           74,001           65,742
  Occupancy expense, net                                                  5,488            4,955           17,051           13,435
  Furniture and equipment expense                                         3,644            3,498           10,720           10,112
  External processing fees                                                5,089            5,913           15,411           17,274
  Merger expenses                                                             -            1,110                -            3,266
  Other non-interest expense                                             10,319            9,258           31,372           24,948
                                                                  --------------   --------------   --------------   --------------
    Total non-interest expense                                           51,255           48,007          148,555          134,777
                                                                  --------------   --------------   --------------   --------------
Income before income taxes                                               29,232           27,183           82,685           61,722
Income tax expense                                                        9,196            9,131           26,103           20,295
                                                                  --------------   --------------   --------------   --------------
Net income                                                         $     20,036     $     18,052     $     56,582     $     41,427
                                                                  ==============   ==============   ==============   ==============
NET INCOME PER SHARE AMOUNTS:
  Basic                                                            $       0.61     $       0.55     $       1.72     $       1.41
  Diluted                                                                  0.60             0.54             1.68             1.38



PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CONDITION

                                                                               September 30,    December 31,     September 30,
(dollars in thousands, except share amounts)                                       2005             2004            2004
                                                                              --------------   --------------   --------------
ASSETS:
  Cash and due from banks                                                      $    173,344     $    124,664     $    122,211
  Short-term investments                                                              8,522            9,658            5,468
  Mortgage loans held for sale                                                        9,228            6,520            8,319
  Securities available for sale                                                   1,829,160        2,186,395        2,079,150
  Securities held to maturity                                                       111,854          114,671          115,251
  Loans                                                                           3,666,758        3,559,880        3,520,266
  Less allowance for loan losses                                                     46,049           46,169           47,171
                                                                              --------------   --------------   --------------
    Net loans                                                                     3,620,709        3,513,711        3,473,095
                                                                              --------------   --------------   --------------
  Premises and equipment, net                                                        64,616           63,413           64,419
  Accrued interest receivable                                                        30,415           28,669           28,738
  Goodwill                                                                          255,264          256,241          253,158
  Intangible assets                                                                  11,215           12,649           13,131
  Other assets                                                                      289,580          255,569          233,875
                                                                              --------------   --------------   --------------
Total assets                                                                   $  6,403,907     $  6,572,160     $  6,396,815
                                                                              ==============   ==============   ==============
LIABILITIES:
 Deposits:
  Noninterest-bearing                                                          $    858,763     $    811,917     $    824,489
  Interest-bearing                                                                3,119,683        2,970,083        3,072,769
                                                                              --------------   --------------   --------------
    Total deposits                                                                3,978,446        3,782,000        3,897,258
                                                                              --------------   --------------   --------------
  Short-term borrowings                                                             833,344          917,893          771,420
  Long-term debt                                                                    913,612        1,205,548        1,088,984
  Accrued expenses and other liabilities                                             49,014           49,280           30,911
                                                                              --------------   --------------   --------------
    Total liabilities                                                             5,774,416        5,954,721        5,788,573
                                                                              --------------   --------------   --------------
STOCKHOLDERS' EQUITY:
  Common stock (par value $1.00) authorized 100,000,000 shares;
   issued 41,249,481, 40,870,602, and 40,727,534 shares at September 30,
   2005, December 31, 2004 and September 30, 2004, respectively                      41,249           40,871           40,728
  Additional paid-in capital                                                        561,080          552,671          549,017
  Retained earnings                                                                 212,464          182,414          172,290
  Net accumulated other comprehensive loss                                          (10,786)            (964)            (460)
  Treasury stock at cost - 8,286,428, 7,768,217 and 7,651,317 shares at September 30, 2005, December 31, 2004 and
   September 30, 2004, respectively                                                (174,516)        (157,553)        (153,333)
                                                                              --------------   --------------   --------------
    Total stockholders' equity                                                      629,491          617,439          608,242
                                                                              --------------   --------------   --------------
Total liabilities and stockholders' equity                                     $  6,403,907     $  6,572,160     $  6,396,815
                                                                              ==============   ==============   ==============


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                         -----------------------------------------------------------------------------
                                                 Three Months Ended                     Three Months Ended
                                                 September 30, 2005                     September 30, 2004
                                         -----------------------------------------------------------------------------
(dollars in thousands)                      Average       Income/     Yield/       Average       Income/     Yield/
(tax-equivalent basis)                      Balance       Expense      Rate        Balance       Expense      Rate
                                         -------------  -----------  -------    -------------  -----------  ----------
ASSETS:
Interest-earning assets:
Originated residential                   $     78,619   $    1,320     6.66 %   $    115,848   $    1,879     6.45 %
Home equity                                   831,987       11,984     5.71          628,990        7,492     4.74
Acquired residential                          462,477        6,384     5.48          636,838        9,730     6.08
Marine                                        425,131        5,656     5.28          442,846        5,767     5.18
Other consumer                                 35,825          732     8.11           50,723          961     7.54
Commercial mortgage                           473,748        7,582     6.35          481,197        6,953     5.75
Residential construction                      346,975        6,145     7.03          221,051        2,960     5.33
Commercial construction                       318,166        5,143     6.41          270,890        3,182     4.67
Commercial business                           662,337       10,936     6.55          682,948        9,483     5.52
                                         -------------  -----------             -------------  -----------
    Total loans                             3,635,265       55,882     6.10        3,531,331       48,407     5.45
                                         -------------  -----------             -------------  -----------
Loans held for sale                             8,163          120     5.83            5,832           90     6.14
Short-term investments                          4,170           49     4.66           11,045           79     2.85
Taxable investment securities               1,950,598       23,065     4.69        2,160,363       23,646     4.35
Tax-advantaged investment securities           13,539          213     6.24           16,407          291     7.06
                                         -------------  -----------             -------------  -----------
    Total investment securities             1,964,137       23,278     4.70        2,176,770       23,937     4.37
                                         -------------  -----------             -------------  -----------
    Total interest-earning assets           5,611,735       79,329     5.61        5,724,978       72,513     5.04
                                         -------------  -----------             -------------  -----------
Less: allowance for loan losses               (46,361)                               (47,460)

Cash and due from banks                       145,111                                142,175
Other assets                                  617,688                                583,616
                                         -------------                          -------------
   Total assets                          $  6,328,173                           $ $6,403,309
                                         =============                          =============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Demand/money market deposits             $  1,200,301        3,598     1.19     $  1,172,167        1,907     0.65
Savings deposits                              732,295          533     0.29          765,647          562     0.29
Direct time deposits                          805,572        5,543     2.73          884,275        4,382     1.97
Brokered time deposits                        359,334        3,367     3.72          340,209        2,744     3.21
Short-term borrowings                         747,498        5,609     2.98          709,426        2,287     1.28
Long-term debt                              1,008,028        9,568     3.77        1,108,085       10,128     3.64
                                         -------------  -----------             -------------  -----------
  Total interest-bearing liabilities        4,853,028       28,218     2.31        4,979,809       22,010     1.76
                                         -------------  -----------             -------------  -----------
Noninterest-bearing demand deposits           814,400                                797,625
Other liabilities                              26,186                                 26,642
Stockholders' equity                          634,559                                599,233
                                         -------------

   Total liabilities and stockholders'
     equity                              $ 6,328,173                            $  6,403,309
                                         =============                          =============
Net interest-earning assets              $   758,707                            $    745,169
                                         =============                          =============
Net interest income (tax-equivalent)                        51,111                                 50,503

Less: tax-equivalent adjustment                               (134)                                  (191)
                                                        -----------                            -----------
Net interest income                                     $   50,977                             $   50,312
                                                        ===========                            ===========
Net yield on interest-earning assets                                   3.61 %                                 3.51 %



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                                                                               -----------------------------
                                                                                                         2005/2004
                                       -----------------------------------------------------      Income/Expense Variance
                                                  2005/2004 Increase/(Decrease)                      Due to Change In
                                       -----------------------------------------------------   -----------------------------
(dollars in thousands)                    Average        %          Income/        %               Average       Average
(tax-equivalent basis)                    Balance      Change       Expense     Change              Rate         Volume
                                       -------------- ---------   ------------ -------------   -------------- --------------
ASSETS:
Interest-earning assets:
Originated residential                  $    (37,229)    (32.1)%   $     (559)     (29.7)%       $        60    $      (619)
Home equity                                  202,997      32.3          4,492       60.0               1,750          2,742
Acquired residential                        (174,361)    (27.4)        (3,346)     (34.4)               (889)        (2,457)
Marine                                       (17,715)     (4.0)          (111)      (1.9)                113           (224)
Other consumer                               (14,898)    (29.4)          (229)     (23.8)                 69           (298)
Commercial mortgage                           (7,449)     (1.5)           629        9.0                 736           (107)
Residential construction                     125,924      57.0          3,185      107.6               1,143          2,042
Commercial construction                       47,276      17.5          1,961       61.6               1,335            626
Commercial business                          (20,611)     (3.0)         1,453       15.3               1,744           (291)
                                       --------------             ------------
    Total loans                              103,934       2.9          7,475       15.4
                                       --------------             ------------
Loans held for sale                            2,331      40.0             30       33.3                  (5)            35
Short-term investments                        (6,875)    (62.2)           (30)     (38.0)                 35            (65)
Taxable investment securities               (209,765)     (9.7)          (581)      (2.5)              1,784         (2,365)
Tax-advantaged investment securities          (2,868)    (17.5)           (78)     (26.8)                (31)           (47)
                                       --------------             ------------
    Total investment securities             (212,633)     (9.8)          (659)      (2.8)
                                       --------------             ------------
    Total interest-earning assets           (113,243)     (2.0)         6,816        9.4               8,249         (1,433)
                                       --------------             ------------
Less: allowance for loan losses                1,099      (2.3)
Cash and due from banks                        2,936       2.1
Other assets                                  34,072       5.8
                                       --------------
   Total assets                         $    (75,136)     (1.2)
                                       ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Demand/money market deposits            $     28,134       2.4          1,691       88.7               1,644             47
Savings deposits                             (33,352)     (4.4)           (29)      (5.2)                 (6)           (23)
Direct time deposits                         (78,703)     (8.9)         1,161       26.5               1,578           (417)
Brokered time deposits                        19,125       5.6            623       22.7                 460            163
Short-term borrowings                         38,072       5.4          3,322      145.3               3,192            130
Long-term debt                              (100,057)     (9.0)          (560)      (5.5)                361           (921)
                                       --------------             ------------
  Total interest-bearing liabilities        (126,781)     (2.5)         6,208       28.2               6,779           (571)
                                       --------------             ------------
Noninterest-bearing demand deposits           16,775       2.1
Other liabilities                               (456)     (1.7)
Stockholders' equity                          35,326       5.9
                                       --------------
   Total liabilities and stockholders'
    equity                              $   (75,136)     (1.2)
                                       ==============
Net interest-earning assets             $    13,538       1.8
                                       ==============
Net interest income (tax-equivalent)                                      608        1.2         $     1,470    $      (862)
Less: tax-equivalent adjustment                                            57      (29.8)
                                                                  ------------
Net interest income                                                $      665        1.3
                                                                  ============



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                         -----------------------------------------------------------------------------
                                                    Three Months Ended                  Three Months Ended
                                                   September 30, 2005                     June 30, 2005
                                         -----------------------------------------------------------------------------
(dollars in thousands)                     Average       Income/     Yield/       Average       Income/      Yield/
(tax-equivalent basis)                     Balance       Expense      Rate        Balance       Expense       Rate
                                         ------------  -----------  --------    ------------  -----------  -----------
ASSETS:
Interest-earning assets:
Originated residential                    $    78,619    $   1,320     6.66 %    $    88,228   $    1,456     6.62 %
Home equity                                   831,987       11,984     5.71          772,541       10,578     5.49
Acquired residential                          462,477        6,384     5.48          515,747        7,372     5.73
Marine                                        425,131        5,656     5.28          427,921        5,410     5.07
Other consumer                                 35,825          732     8.11           34,847          752     8.66
Commercial mortgage                           473,748        7,582     6.35          478,535        7,288     6.11
Residential construction                      346,975        6,145     7.03          287,238        4,714     6.58
Commercial construction                       318,166        5,143     6.41          293,357        4,424     6.05
Commercial business                           662,337       10,936     6.55          676,863       10,721     6.35
                                         -------------  -----------            --------------  -----------
    Total loans                             3,635,265       55,882     6.10        3,575,277       52,715     5.91
                                         -------------  -----------            --------------  -----------
Loans held for sale                             8,163          120     5.83            5,888           87     5.93
Short-term investments                          4,170           49     4.66            9,952           64     2.58
Taxable investment securities               1,950,598       23,065     4.69        2,106,576       24,360     4.64
Tax-advantaged investment securities           13,539          213     6.24           12,564          245     7.82
                                         -------------  -----------            --------------  -----------
    Total investment securities             1,964,137       23,278     4.70        2,119,140       24,605     4.66
                                         -------------  -----------            --------------  -----------
    Total interest-earning assets           5,611,735       79,329     5.61        5,710,257       77,471     5.44
                                         -------------  -----------            --------------  -----------
Less: allowance for loan losses               (46,361)                               (45,582)

Cash and due from banks                       145,111                                142,561
Other assets                                  617,688                                613,810
                                         -------------                         --------------
   Total assets                           $ 6,328,173                           $  6,421,046
                                         =============                         ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Demand/money market deposits              $ 1,200,301        3,598     1.19     $  1,174,297        2,931     1.00
Savings deposits                              732,295          533     0.29          760,314          546     0.29
Direct time deposits                          805,572        5,543     2.73          788,218        4,905     2.50
Brokered time deposits                        359,334        3,367     3.72          391,977        3,430     3.51
Short-term borrowings                         747,498        5,609     2.98          754,225        4,819     2.56
Long-term debt                              1,008,028        9,568     3.77        1,085,186        9,887     3.65
                                         -------------  -----------            --------------  -----------
  Total interest-bearing liabilities        4,853,028       28,218     2.31        4,954,217       26,518     2.15
                                         -------------  -----------            --------------  -----------
Noninterest-bearing demand deposits           814,400                                817,408
Other liabilities                              26,186                                 23,728
Stockholders' equity                          634,559                                625,693
                                         -------------                         --------------

   Total liabilities and stockholders'
     equity                               $ 6,328,173                           $  6,421,046
                                         =============                         ==============
Net interest-earning assets               $   758,707                           $    756,040
                                         =============                         ==============
Net interest income (tax-equivalent)                        51,111                                 50,953
Less: tax-equivalent adjustment                               (134)                                  (198)
                                                        -----------                            -----------
Net interest income                                      $  50,977                             $   50,755
                                                        ===========                            ===========

Net yield on interest-earning assets                                   3.61 %                                 3.58 %



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                                                                               -----------------------------
                                                                                                     Quarter to Quarter
                                       -----------------------------------------------------      Income/Expense Variance
                                               Quarter to Quarter Increase/(Decrease)                 Due to Change In
                                       -----------------------------------------------------   -----------------------------
(dollars in thousands)                    Average        %          Income/        %              Average        Average
(tax-equivalent basis)                    Balance       Change      Expense       Change           Rate          Volume
                                       -------------  ----------  ------------ -------------   -------------- --------------
ASSETS:
Interest-earning assets:
Originated residential                  $     (9,609)    (10.9)%   $     (136)      (9.3)%       $      10     $     (146)
Home equity                                   59,446       7.7          1,406       13.3               485            921
Acquired residential                         (53,270)    (10.3)          (988)     (13.4)             (299)          (689)
Marine                                        (2,790)     (0.7)           246        4.5               274            (28)
Other consumer                                   978       2.8            (20)      (2.7)              (43)            23
Commercial mortgage                           (4,787)     (1.0)           294        4.0               352            (58)
Residential construction                      59,737      20.8          1,431       30.4               350          1,081
Commercial construction                       24,809       8.5            719       16.3               299            420
Commercial business                          (14,526)     (2.1)           215        2.0               402           (187)
                                       --------------             ------------
    Total loans                               59,988       1.7          3,167        6.0
                                       --------------             ------------
Loans held for sale                            2,275      38.6             33       37.9                (1)            34
Short-term investments                        (5,782)    (58.1)           (15)     (23.4)               35            (50)
Taxable investment securities               (155,978)     (7.4)        (1,295)      (5.3)              315         (1,610)
Tax-advantaged investment securities             975       7.8            (32)     (13.1)              (51)            19
                                       --------------             ------------
    Total investment securities             (155,003)     (7.3)        (1,327)      (5.4)
                                       --------------             ------------
    Total interest-earning assets            (98,522)     (1.7)         1,858        2.4             2,917         (1,059)
                                       --------------             ------------
Less: allowance for loan losses                 (779)      1.7
Cash and due from banks                        2,550       1.8
Other assets                                   3,878       0.6
                                       --------------
   Total assets                         $    (92,873)     (1.4)
                                       ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Demand/money market deposits            $     26,004       2.2            667       22.8               597             70
Savings deposits                             (28,019)     (3.7)           (13)      (2.4)                2            (15)
Direct time deposits                          17,354       2.2            638       13.0               517            121
Brokered time deposits                       (32,643)     (8.3)           (63)      (1.8)              214           (277)
Short-term borrowings                         (6,727)     (0.9)           790       16.4               831            (41)
Long-term debt                               (77,158)     (7.1)          (319)      (3.2)              331           (650)
                                       --------------             ------------
  Total interest-bearing liabilities        (101,189)     (2.0)         1,700        6.4             2,194           (494)
                                       --------------             ------------
Noninterest-bearing demand deposits           (3,008)     (0.4)
Other liabilities                              2,458      10.4
Stockholders' equity                           8,866       1.4
                                       --------------
   Total liabilities and stockholders'
    equity                              $   (92,873)     (1.4)
                                       ==============
Net interest-earning assets             $     2,667       0.4
                                       ==============
Net interest income (tax-equivalent)                                      158        0.3         $     723     $     (565)
Less: tax-equivalent adjustment                                            64      (32.3)
                                                                  ------------
Net interest income                                                $      222        0.4
                                                                  ============


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                         ----------------------------------------------------------------------------
                                                   Nine Months Ended                     Nine Months Ended
                                                  September 30, 2005                     September 30, 2004
                                         ----------------------------------------------------------------------------
(dollars in thousands)                     Average       Income/     Yield/        Average       Income/      Yield/
(tax-equivalent basis)                     Balance       Expense      Rate         Balance       Expense       Rate
                                         ------------  ----------- ---------    -------------  ------------  --------
ASSETS:
Interest-earning assets:
Originated residential                    $    88,063   $    4,470     6.79 %   $     99,704    $   5,099      6.83 %
Home equity                                   776,815       31,914     5.49          573,778       20,137      4.69
Acquired residential                          506,547       21,547     5.69          622,070       27,622      5.93
Marine                                        428,619       16,649     5.19          452,198       17,496      5.17
Other consumer                                 36,292        2,255     8.31           48,102        2,748      7.63
Commercial mortgage                           478,941       22,042     6.15          411,063       16,919      5.50
Residential construction                      298,370       14,745     6.61          198,676        7,228      4.86
Commercial construction                       297,877       13,481     6.05          248,956        7,523      4.04
Commercial business                           672,403       32,186     6.40          558,253       24,518      5.87
                                         -------------  -----------            --------------  -----------
    Total loans                             3,583,927      159,289     5.94        3,212,800      129,290      5.38
                                         -------------  -----------            --------------  -----------
Loans held for sale                             6,722          295     5.87            5,875          263      5.98
Short-term investments                          7,581          156     2.75            9,656          129      1.78
Taxable investment securities               2,070,631       71,746     4.63        2,148,152       69,051      4.29
Tax-advantaged investment securities           13,034          689     7.07           16,571          902      7.27
                                         -------------  -----------            --------------  -----------
    Total investment securities             2,083,665       72,435     4.65        2,164,723       69,953      4.32
                                         -------------  -----------            --------------  -----------
    Total interest-earning assets           5,681,895      232,175     5.46        5,393,054      199,635      4.94
                                         -------------  -----------            --------------  -----------
Less: allowance for loan losses               (45,999)                               (42,398)

Cash and due from banks                       138,541                                134,196
Other assets                                  616,861                                432,932
                                         -------------                         --------------
Total assets                              $ 6,391,298                           $  5,917,784
                                         =============                         ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Demand/money market deposits              $ 1,145,382        8,743     1.02     $  1,064,789        4,946      0.62
Savings deposits                              747,168        1,619     0.29          750,781        1,645      0.29
Direct Time deposits                          796,497       14,857     2.49          797,083       11,658      1.95
Brokered Time deposits                        374,987        9,761     3.48          299,304        9,504      4.24
Short-term borrowings                         779,558       14,901     2.56          656,426        5,230      1.06
Long-term debt                              1,090,252       29,721     3.64        1,138,288       31,677      3.72
                                         -------------  -----------            --------------  -----------
  Total interest-bearing liabilities        4,933,844       79,602     2.16        4,706,671       64,660      1.84
                                         -------------  -----------            --------------  -----------
Noninterest-bearing demand deposits           805,273                                706,120
Other liabilities                              25,773                                 24,376
Stockholders' equity                          626,408                                480,617
                                         -------------
Total liabilities and stockholders'
  equity                                  $ 6,391,298                           $  5,917,784
                                         =============                         ==============
Net interest-earning assets               $   748,051                           $    686,383
                                         =============                         ==============
Net interest income (tax-equivalent)                       152,573                                134,975
Less: tax-equivalent adjustment                               (520)                                  (591)
                                                        -----------                            -----------
Net interest income                                     $  152,053                              $ 134,384
                                                        ===========                            ===========
Net yield on interest-earning assets                                   3.59 %                                  3.34 %



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                                                                                  -----------------------------
                                                                                                             2005/2004
                                         -----------------------------------------------------         Income/Expense Variance
                                                   2005/2004 Increase/(Decrease)                          Due to Change In
                                         -----------------------------------------------------    -----------------------------
(dollars in thousands)                      Average        %         Income/        %                Average        Average
(tax-equivalent basis)                      Balance      Change      Expense       Change             Rate           Volume
                                         -------------  ---------   -----------  -------------    -------------  --------------
ASSETS:
Interest-earning assets:
Originated residential                    $   (11,641)     (11.7)%   $    (629)      (12.3)%        $      (34)    $      (595)
Home equity                                   203,037       35.4        11,777        58.5               3,847           7,930
Acquired residential                         (115,523)     (18.6)       (6,075)      (22.0)             (1,102)         (4,973)
Marine                                        (23,579)      (5.2)         (847)       (4.8)                 84            (931)
Other consumer                                (11,810)     (24.6)         (493)      (17.9)                227            (720)
Commercial mortgage                            67,878       16.5         5,123        30.3               2,148           2,975
Residential construction                       99,694       50.2         7,517       104.0               3,138           4,379
Commercial construction                        48,921       19.7         5,958        79.2               4,275           1,683
Commercial business                           114,150       20.4         7,668        31.3               2,360           5,308
                                         -------------              -----------
    Total loans                               371,127       11.6        29,999        23.2
                                         -------------              -----------
Loans held for sale                               847       14.4            32        12.2                  (5)             37
Short-term investments                         (2,075)     (21.5)           27        20.9                  59             (32)
Taxable investment securities                 (77,521)      (3.6)        2,695         3.9               5,266          (2,571)
Tax-advantaged investment securities           (3,537)     (21.3)         (213)      (23.6)                (25)           (188)
                                         -------------              -----------
    Total investment securities               (81,058)      (3.7)        2,482         3.5
                                         -------------              -----------
    Total interest-earning assets             288,841        5.4        32,540        16.3              21,541          10,999
                                         -------------              -----------
Less: allowance for loan losses                (3,601)       8.5
Cash and due from banks                         4,345        3.2
Other assets                                  183,929       42.5
                                         -------------
Total assets                              $   473,514        8.0
                                         =============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Demand/money market deposits              $    80,593        7.6         3,797        76.8               3,398             399
Savings deposits                               (3,613)      (0.5)          (26)       (1.6)                (17)             (9)
Direct Time deposits                             (586)      (0.1)        3,199        27.4               3,207              (8)
Brokered Time deposits                         75,683       25.3           257         2.7              (1,887)          2,144
Short-term borrowings                         123,132       18.8         9,671       184.9               8,530           1,141
Long-term debt                                (48,036)      (4.2)       (1,956)       (6.2)               (618)         (1,338)
                                         -------------              -----------
  Total interest-bearing liabilities          227,173        4.8        14,942        23.1              11,719           3,223
                                         -------------              -----------
Noninterest-bearing demand deposits            99,153       14.0
Other liabilities                               1,397        5.7
Stockholders' equity                          145,791       30.3
                                         -------------
Total liabilities and stockholders'
   equity                                 $   473,514        8.0
                                         =============
Net interest-earning assets               $    61,668        9.0
                                         =============
Net interest income (tax-equivalent)                                    17,598        13.0          $    9,822     $     7,776
Less: tax-equivalent adjustment                                             71       (12.0)
                                                                    -----------
Net interest income                                                  $  17,669        13.1
                                                                    ===========